Consent of Independent Auditors



    We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-32697) pertaining to the Ruby Tuesday, Inc. Deferred Compensation Plan, in the Registration Statement (Form S-8 No. 333-03165) pertaining to the Ruby Tuesday, Inc. Deferred Compensation Plan , in the Registration Statement (Form S-8 No. 33-20585) pertaining to the Ruby Tuesday, Inc. Salary Deferral Plan, in the Registration Statement (Form S-8 No. 333-03153) pertaining to the Ruby Tuesday, Inc. Salary Deferral Plan, in the Registration Statement (Form S-8 No. 2-97120) pertaining to Ruby Tuesday, Inc. Long-Term Incentive Plan, in the Registration Statement (Form S-8 No.
33-13593) pertaining to the Ruby Tuesday, Inc. 1987 Stock Bonus and Non-Qualified Stock Option Plan, in the Registration Statement (Form S-8 No. 33-46220) pertaining to the Ruby Tuesday, Inc. Compensatory Non-Qualified
Stock Option Arrangements, in the Registration Statement (Form S-8 No. 33-56452) pertaining to the Ruby Tuesday, Inc. Stock Incentive and Compensation Plan for Directors, Stock Incentive Plan and Non-Qualified Management Stock Option Agreements, in the Registration Statement (Form S-8 No. 333-03155) pertaining to the Ruby Tuesday, Inc. 1996 Stock Incentive Plan, in the Registration Statement (Form S-8 No. 333-03157) pertaining to the Ruby Tuesday, Inc. 1993 Non-Executive Stock Incentive Plan, in the Resgistration Statement (Form S-8 No. 33-70490) pertaining to the Ruby Tuesday, Inc. 1993 Non-Executive Stock Incentive Plan, in the Registration Statement (Form S-8 No. 33-46218) pertaining to the Ruby Tuesday,Inc. 1989 Non-qualified Stock Option Plan,and in the Registration Statement (Form S-3 No. 33-57159) of Ruby Tuesday, Inc., of our report dated June 19,1996, with respect to the consolidated financial statements of Ruby Tuesday, Inc. incorporated by reference in the Annual Report (Form 10-K) for the yearended June 1, 1996.


                    					     /s/ Ernst & Young LLP
                                  Ernst & Young LLP

Birmingham, Alabama
August 27, 1996




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